Subsequent Events - Standardized measure of discounted future net cash flows attributable to proved oil and natural gas reserves (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Subsequent Events
Future cash inflows	$ 3,572,271	$ 2,007,425	$ 713,424
Future production costs	(755,059)	(566,113)	(271,652)
Future development costs	(249,659)	(223,037)	(115,551)
Future income tax expense	(533,328)	(6,223)	(2,633)
Future net cash flows	2,034,225	1,212,052	323,588
10% discount for estimated timing of cash flows	(798,299)	(437,701)	(128,005)
Standardized measure of discounted future net cash flows	$ 1,235,926	$ 774,351	$ 195,583	$ 310,294